Letter To Shareholders                ACM Municipal Securities Income Fund, Inc.
================================================================================

December 4, 1995

Dear Shareholder:

We are pleased to report municipal market activity and investment results for ACM Municipal Securities Income Fund's fiscal year ended October 31, 1995. During the period, the Fund achieved a total return of +17.71% on a net asset value basis and paid dividends totaling $0.90 per share, or $0.075 monthly. Since we last reported to you in April, the Fund has continued to provide shareholders with high current tax-free income.

MARKET OVERVIEW

The superb performance of long-term municipal bonds in the first three quarters of this year produced the strongest investment results experienced in this market since 1988.

The recovery from 1994's fixed income markets began in January and continued throughout your Fund's fiscal year ended October 31, with prices and yields approaching levels last seen in late 1993. This rally in bond prices was due in part to continued signs of the United States' economy experiencing a "soft landing" from its faster growth of 1994 while price inflation remained subdued. The Federal Reserve Board also moved to lower short-term interest rates for the first time since 1992, signaling an end to its aggressive policy of monetary tightening that began early in 1994. Another contributor to performance was favorable supply and demand conditions. Many state and local governments had lower borrowing needs than in previous years, while the rapid pace of redemptions through calls or maturities continued, reducing overall supply of municipal bonds during the year.

As we anticipated, the Orange County, California, bankruptcy protection filing has been an isolated event and the price dislocation that resulted from the surprise filing has disappeared. Long term, we believe the bankruptcy filing will serve to strengthen the municipal market. Specifically, financial disclosure to investors has increased and many state and local governments have enacted legislation to guard against future problems similar to those experienced by the County.

The prospect of federal income tax legislation changing the tax benefits associated with municipal securities has been the focus of the municipal market during the past several months. Market fears of a flat tax, or worse, have caused municipal bond yields to trade near the high end of their historic range when compared to U.S. Treasurys, but in our view municipal bonds represent excellent value at today's prices even with the possibility of lower tax rates. We believe that any change in federal tax rates is not likely until 1997 at the earliest, and that these changes will affect tax-exempt bond holders less than currently projected. Furthermore, a decrease in federal tax rates will most likely mean increases at the state level as a result of cutbacks in revenue sharing by Washington, creating a shift in the tax burden but not lower combined tax rates. This means that state-specific municipal bond funds may outperform as a result of increased demand.

INVESTMENT STRATEGY

As we discussed in our last letter, the market decline of 1994 provided a unique opportunity to restructure the Fund to potentially profit from longer-term economic and municipal market trends. Specifically, the Fund was repositioned to prepare for a gradual decline in both interest rates and the issuance of municipal securities. Bonds with unfavorable early redemption provisions were sold in favor of securities with more call protection and more total return potential (as opposed to just current income) than the bonds that were sold. Also, our practice of staying fully invested in higher yielding, long-term bonds has resulted in the Fund gaining maximum benefit from

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

favorable market conditions this year. More recently we have been investing in securities we consider undervalued while taking gains in bonds that have recently outperformed the market, such as those issued by the new Denver International Airport. In summary, the Fund's past performance combined with current market conditions have afforded us the opportunity to selectively purchase undervalued municipal bonds while gradually taking gains in bonds that have appreciated fully in price.

MARKET OUTLOOK

The issue of tax reform will certainly be debated throughout the 1996 presidential election year. This will create market uncertainty, but we believe that overall a hospitable environment for municipal bond investors will prevail and that any market volatility will give us an opportunity to add value to the Fund's portfolio. Supply and demand technicals will provide some stability as a record number of bonds will be called or mature in 1996. Furthermore, we expect there is a strong possibility that legislation will be passed reducing the capital gains tax rate, thus stimulating longer-term investing. Should discussions on tax reform be resolved sooner rather than later, or if equity markets were to decline significantly, we would expect very strong inflows of new money into the municipal market. Notwithstanding the uncertainties of an election year, we believe that the Fund is well positioned as we enter 1996.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting to you again in the coming period

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

Portfolio Of Investments
October 31, 1995                      ACM Municipal Securities Income Fund, Inc.
================================================================================

Standard                                                                      Principal
& Poor's                                                                       Amount
Rating+                                                                         (000)            Value
----------------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS--100.2%
                ARIZONA--6.0%
AA+             Maricopa County
                IDR AMT (Citizens
                Utilities)
                6.20%, 5/01/30.....................................           $ 8,260         $  8,486,407
AAA             Pima County IDR
                (Tucson Electric Power)
                Ser '88A FSA
                7.25%, 7/15/10.....................................             2,310            2,499,512
AAA             Yuma IDR
                MFHR Alexandrite Sands
                Apt AMT Ser '90 FHA
                7.70%, 12/1/29.....................................             2,190            2,277,118
                                                                                              ------------
                                                                                                13,263,037
                                                                                              ------------
                CALIFORNIA--23.2%
A+              California GO Veterans Hsg
                AMT Ser '95
                6.40%, 2/01/20.....................................             5,000            5,080,850
A+              California Dept of
                Veterans Affairs
                Home Purchase Rev
                AMT Ser '86A
                7.375%, 8/01/12....................................             4,140            4,303,240
AA-             California Hsg Fin Agy
                SFMR (Homeownership
                Mtg) AMT Ser '91B
                7.55%, 8/01/20.....................................             1,025            1,081,406
AAA             California Hsg Fin Agy
                MFHR (Homeownership
                Mtg) AMT Ser '91A MBIA
                7.20%, 2/01/26.....................................             3,450            3,654,826
                Ser '91C
                7.00%, 8/01/23.....................................             1,475            1,549,104
A+              California Poll Ctl Fin
                Auth PCR (Waste
                Management)
                AMT Ser '91A
                7.15%, 2/01/11.....................................             7,000            7,837,690
AAA             Fremont FHA
                MFHR (Regency Square
                Apts)
                AMT Ser '86A
                7.75%, 11/01/28....................................             1,500            1,599,330
A+              Intermodal Container
                Transfer Facility
                (Southern Pacific)
                Ser '89A
                7.70%, 11/01/14....................................             2,000            2,134,280
AA              Los Angeles Harbor Rev
                AMT Ser '95A
                6.625%, 8/01/25....................................             9,400            9,918,316
A-              Vacaville
                MFHR (Community Hsg)
                Ser '94A
                7.85%, 11/01/24....................................             4,625            4,996,711
A-              Western Placer County
                Waste Mgmt Auth Rev
                AMT Ser '94
                6.75%, 7/1/14......................................             5,100            5,251,674
BBB+            Westminster Redev Agy
                MFHR (Rose Gardens Apts)
                AMT Ser A
                6.75%, 8/01/24.....................................             4,300            4,298,280
                                                                                              ------------
                                                                                                51,705,707
                                                                                              ------------
                COLORADO--15.6%
Baa*            Arapahoe County
                Pub Hwy Auth
                7.00%, 8/31/26.....................................             4,830            5,102,074
AAA             Denver City & Cnty MBIA
                AMT Airport Rev
                8.50%, 11/15/07, Ser '90A..........................             7,000            8,297,520
                7.75%, 11/15/21, Ser '91D..........................             8,000            9,095,040
BB              Denver City & Cnty
                Airport Rev
                AMT (United Airlines)
                Ser '92A
                6.875%, 10/01/32...................................            12,075           12,262,525
                                                                                              ------------
                                                                                                34,757,159
                                                                                              ------------
                FLORIDA--0.9%
Aaa*            Pinellas County HFA
                SFMR (GNMA
                collateralized) AMT Ser A
                6.55%, 8/01/27.....................................             2,025            2,073,357
                                                                                              ------------

Portfolio Of Investments (cont.)      ACM Municipal Securities Income Fund, Inc.
================================================================================

Standard                                                                      Principal
& Poor's                                                                       Amount
Rating+                                                                         (000)            Value
----------------------------------------------------------------------------------------------------------
                HAWAII--2.8%
AAA             Hawaii Dept of Budget
                & Fin (Hawaiian
                Electric Co.)
                AMT Ser '92 MBIA
                6.55%, 12/01/22....................................           $ 6,000         $  6,279,300
                                                                                              ------------
                ILLINOIS--4.2%
AAA             Chicago MBIA
                Airport Rev (O'Hare Int'l)
                AMT Ser '93B
                6.75%, 1/01/18.....................................             5,020            5,329,383
BB              Chicago
                Airport Rev (American
                Airlines)
                AMT Ser '94
                8.20%, 12/01/24....................................             3,500            4,111,415
                                                                                              ------------
                                                                                                 9,440,798
                                                                                              ------------
                INDIANA--5.3%
BB              Indianapolis
                Airport Rev (United
                Airlines)
                AMT Ser '95A
                6.50%, 11/15/31....................................            11,750           11,652,592
                                                                                              ------------
                LOUISIANA--0.8%
BBB             St Charles Parish
                Solid Waste
                (Louisiana Pwr & Light)
                AMT Ser '93A
                6.20%, 5/01/23.....................................             1,650            1,637,081
                                                                                              ------------
                MASSACHUSETTS--4.5%
A-              Mass Health & Ed Fac
                Auth Hosp Rev (Jordan
                Hospital) Ser B
                6.875%, 10/01/15...................................             1,285            1,340,923
Baa1*           Mass Health & Ed Fac
                Auth Hosp Rev (Metro
                West Health) Ser C
                6.50%, 11/15/18....................................             3,860            3,855,291
A1*             New England Ed Loan
                Mktg Student Loan Ref
                AMT Ser '93H
                6.90%, 11/01/09....................................             4,355            4,765,938
                                                                                              ------------
                                                                                                 9,962,152
                                                                                              ------------

                MICHIGAN--4.0%
AAA             Grand Ledge GO MBIA
                School District Ser '94
                7.875%, 5/01/11....................................             1,355            1,677,111
AA+             Michigan Hsg Dev Auth
                SFMR (Mortgage Rev)
                AMT Ser '95B
                7.05%, 6/01/26 ....................................             2,060            2,166,440
A-              Michigan Strategic Fund
                PCR (General Motors
                Corp.)
                6.20%, 9/01/20.....................................             2,960            2,996,793
AA              Troy Downtown Dev
                Auth Tax Increment Rev
                Ser '95A Asset Guaranty
                6.375%, 11/01/18...................................             1,980            2,017,382
                                                                                              ------------
                                                                                                 8,857,726
                                                                                              ------------
                MINNESOTA--0.3%
AA+             Minnesota Hsg Fin Agy
                SFMR (Howeownership
                Mtg) AMT Ser '89A
                7.90%, 7/01/19.....................................               730              761,784
                                                                                              ------------
                NEBRASKA--1.3%
A*              Nebraska Higher Ed
                Student Loan Rev
                AMT Ser '93B
                6.00%, 6/01/28.....................................             3,000            2,916,270
                                                                                              ------------
                NEW HAMPSHIRE--4.2%
AAA             Keene Housing Dev Corp
                MFHR (Central Square)
                FHA Ser '90A
                7.50%, 2/01/25.....................................             4,440            4,947,847
AAA             New Hampshire
                PCR (Connecticut Light
                & Power)
                AMT AMBAC
                7.375%, 12/01/19...................................             4,000            4,474,680
                                                                                              ------------
                                                                                                 9,422,527
                                                                                              ------------
                NEW YORK--9.7%
BBB+            New York City GO
                Ser '92C
                7.00%, 8/01/16.....................................             2,500            2,643,300
                Ser '95B
                7.25%, 8/15/19.....................................             9,750           10,539,263

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

Standard                                                                      Principal
& Poor's                                                                       Amount
Rating+                                                                         (000)           Value
----------------------------------------------------------------------------------------------------------
BBB             NYS Environ Fac Auth
                IDR (Occidental
                Petroleum)
                AMT Ser '93A
                5.70%, 9/01/28.....................................           $ 2,500         $  2,299,175
Aa*             NYS Mtg Agy
                SFMR (Homeowner Mtg)
                AMT Ser 30C-2
                5.80%, 10/01/25....................................             6,500            6,190,080
                                                                                              ------------
                                                                                                21,671,818
                                                                                              ------------
                OHIO--2.8%
Aaa*            Kent MFHR
                (Silver Meadows)
                (GNMA Collateralized)
                AMT Ser '95
                7.15%, 12/20/26....................................             1,100            1,162,733
AAA             Ohio Hsg Fin Agy
                SFMR (GNMA
                Collateralized)
                AMT Ser '95 A-2
                6.625%, 3/01/26....................................             5,000            5,101,150
                                                                                              ------------
                                                                                                 6,263,883
                                                                                              ------------
                PENNSYLVANIA--3.7%
AAA             Pennsylvania Higher Ed
                Student Loan Rev
                AMT Ser '88D AMBAC
                6.05%, 1/01/19.....................................             5,065            5,145,939
AA              Pennsylvania Hsg & Fin
                Agy SFMR (Homeownership
                Mtg) AMT Ser '94 41B
                6.65%, 4/01/25.....................................             2,000            2,063,480
A               Pittsburgh Urban Redev
                Auth SFMR (Homeownership
                Mtg) AMT Ser '95A
                7.15%, 10/01/27....................................             1,000            1,048,430
                                                                                              ------------
                                                                                                 8,257,849
                                                                                              ------------
                SOUTH CAROLINA--1.9%
AAA             Horry Cnty Airport Rev
                (Myrtle Beach Jet Port)
                AMT Ser '90 FSA
                7.30%, 7/01/20.....................................             4,000            4,318,160
                                                                                              ------------
                VIRGINIA--3.9%
A+              Fairfax Cty Econ Dev Auth
                Res Rec (Ogden Martin
                System) AMT Ser '88A
                7.75%, 2/01/11.....................................             3,365            3,701,063
AA+             Virginia Hsg Dev Auth
                SFMR (Commonwealth
                Mtg) AMT Ser G
                7.125%, 7/01/22....................................             4,570            4,857,087
                                                                                              ------------
                                                                                                 8,558,150
                                                                                              ------------
                WASHINGTON--5.1%
BBB             Pilchuck Dev Pub Corp
                (BF Goodrich)
                AMT Ser '93
                6.00%, 8/01/23.....................................            11,750           11,229,945
                                                                                              ------------
                TOTAL INVESTMENTS--100.2%
                (cost $215,611,990)................................                            223,029,295
                Other assets less liabilites--(0.2%)...............                               (541,308)
                                                                                              ------------
                NET ASSETS--100%...................................                           $222,487,987
                                                                                              ============

--------------------------------------------------------------------------------
+ Unaudited
* Moody's Rating
  See notes to financial statements.

  Glossary of Terms

  AMBAC     American Municipal Bond Assurance Corporation
  AMT       Alternative Minimum Tax (Subject to)
  FHA       Federal Housing Administration
  FSA       Financial Security Assurance, Inc.
  GNMA      Government National Mortgage Association
  GO        General Obligation
  HFA       Housing Finance Authority
  IDR       Industrial Development Revenue
  MBIA      Municipal Bond Investors Assurance
  MFHR      Multi-Family Housing Revenue
  PCR       Pollution Control Revenue
  SFMR      Single Family Mortgage Revenue

Statement Of Assets And Liabilities
October 31, 1995                      ACM Municipal Securities Income Fund, Inc.
================================================================================

ASSETS
   Investment in securities, at value (cost $215,611,990)............................       $223,029,295
   Cash..............................................................................            948,216
   Interest receivable...............................................................          4,588,321
   Receivable for investment securities sold.........................................          4,498,714
   Deferred organization expense and other assets....................................             64,240
                                                                                            ------------
   Total assets......................................................................        233,128,786
                                                                                            ------------
LIABILITIES
   Payable for investment securities purchased.......................................         10,444,047
   Advisory fee payable..............................................................             92,171
   Administrative fee payable........................................................             27,651
   Accrued expenses and other liabilities............................................             76,930
                                                                                            ------------
   Total liabilities.................................................................         10,640,799
                                                                                            ------------
NET ASSETS...........................................................................       $222,487,987
                                                                                            ============
COMPOSITION OF NET ASSETS
   Preferred Stock:
      $.01 par value per share; 1,800 shares Preferred Stock authorized,
       issued and outstanding at $50,000 per share liquidation preference............       $ 90,000,000
   Common Stock:
      $.01 par value per share; 100,000,000 shares authorized, 10,522,367
       shares issued and outstanding.................................................            105,224
   Additional paid-in capital........................................................        145,078,182
   Undistributed net investment income...............................................            412,371
   Accumulated net realized loss.....................................................        (20,525,095)
   Net unrealized appreciation of investments........................................          7,417,305
                                                                                            ------------
                                                                                            $222,487,987
                                                                                            ============
NET ASSET VALUE PER SHARE OF COMMON STOCK--$132,487,987
      ($222,487,987 less Preferred Stock at liquidation value of $90,000,000)
        divided by 10,522,367 shares of Common Stock outstanding.....................             $12.59
                                                                                                  ======

--------------------------------------------------------------------------------

See notes to financial statements.

Statement Of Operations
For The Year Ended October 31, 1995   ACM Municipal Securities Income Fund, Inc.
================================================================================

INVESTMENT INCOME
   Interest.............................................................                           $14,154,580
                                                                                                   -----------
EXPENSES
   Advisory fee.........................................................       $1,071,615
   Administrative fee...................................................          321,485
   Auction Agent fee....................................................          100,724
   Audit and legal......................................................           58,903
   Transfer agency......................................................           45,246
   Custodian............................................................           37,747
   Printing.............................................................           32,132
   Directors' fees......................................................           32,000
   Amortization of organization expenses................................           12,000
   Miscellaneous........................................................           79,574
                                                                               ----------
   Total expenses.......................................................                             1,791,426
                                                                                                   -----------
   Net investment income................................................                            12,363,154
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments.....................................                           (11,183,658)
   Net change in unrealized depreciation of investments.................                            22,818,057
                                                                                                   -----------
   Net gain on investments..............................................                            11,634,399
                                                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................                           $23,997,553
                                                                                                   ===========

Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                                  Year Ended October 31,
                                                                             ---------------------------------
                                                                                 1995                 1994
                                                                             ------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $ 12,363,154         $ 12,775,974
   Net realized loss on investments.....................................      (11,183,658)          (9,341,169)
   Net change in unrealized depreciation of investments.................       22,818,057          (21,751,583)
                                                                             ------------         ------------
   Net increase (decrease) in net assets from operations................       23,997,553          (18,316,778)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Common Stock......................................................       (9,468,675)          (9,456,480)
      Preferred Stock...................................................       (3,800,338)          (3,281,255)
   Net realized gains on investments
      Common Stock......................................................           -0-              (1,190,465)
      Preferred Stock...................................................           -0-                (226,704)

CAPITAL STOCK TRANSACTIONS
   Reinvestment of dividends resulting in the issuance of Common Stock..          162,102              -0-
                                                                             ------------         ------------
   Total increase (decrease)............................................       10,890,642          (32,471,682)

NET ASSETS
   Beginning of year....................................................      211,597,345          244,069,027
                                                                             ------------         ------------
   End of year (including undistributed net investment income of
      $412,371 and $1,318,230, respectively)............................     $222,487,987         $211,597,345
                                                                             ============         ============

See notes to financial statements.

Notes To Financial Statements
October 31, 1995                      ACM Municipal Securities Income Fund, Inc.
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued by appraisal at its fair value as determined in good faith by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. Organization Expenses

Approximately $60,000 has been deferred and is being amortized on a straight-line basis through May, 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Security Transactions

Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of the investment advisory agreement, the Fund pays Alliance Capital Management, L.P. (the "Advisor") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management, L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Mutual Fund Management, Inc. (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities aggregated $481,435,682 and $477,162,573 respectively, for the year ended October 31, 1995. At October 31, 1995 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation was $7,441,765 and gross unrealized depreciation was $24,460 resulting in net unrealized appreciation of $7,417,305.

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

NOTE D: Taxes

For Federal income tax purposes at October 31, 1995, the Fund had a capital loss carryforward of $20,469,562; of which $9,311,771 expires in 2002 and $11,157,791 expires in 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

Common Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 10,522,367 shares outstanding at October 31, 1995, the Adviser owned 7,200 shares. During the year ended October 31, 1995 the Fund issued 15,167 shares in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 1,800 shares of Preferred Stock, consisting of 600 shares each of Series A, Series B and Series C, with a liquidation value of $50,000 per share.

The dividend rate on Series A is 4.98% and is effective through January 1996. The dividend rate on Series B is 3.93% and is effective through January 1996. The dividend rate on Series C is 4.125% and is effective through June 1996.

--------------------------------------------------------------------------------

NOTE F: Quarterly Results of Operations (unaudited)

                                                                                 Net Increase
                                                       Net Realized              (Decrease) in
                                                      and Unrealized              Net Assets
                             Net Investment            Gain (Loss)              Resulting From               Market Price
                                 Income               on Investments              Operations                   on NYSE
                            ----------------       --------------------      ---------------------       --------------------
                             Total      Per          Total         Per         Total          Per
Quarter Ended                (000)     Share         (000)        Share        (000)         Share        High          Low
-------------               -------    -----       --------      ------      --------       ------       -------      -------
October 31, 1995......      $ 2,966    $0.28       $  5,558      $ 0.53      $  8,524       $ 0.81       $12.000      $11.625
July 31, 1995.........        3,109     0.29          2,566        0.25         5,675         0.54       $12.250      $11.375
April 30, 1995........        3,068     0.29          4,248        0.40         7,316         0.69       $11.750      $11.250
January 31, 1995......        3,220     0.31           (738)      (0.07)        2,482         0.24       $11.375      $10.125
                            -------    -----       --------      ------      --------       ------
                            $12,363    $1.17       $ 11,634      $ 1.11      $ 23,997       $ 2.28
                            =======    =====       ========      ======      ========       ======
October 31, 1994......       $3,265    $0.31       $(12,819)     $(1.22)     $ (9,554)      $(0.91)      $11.875      $10.000
July 31, 1994.........        3,230     0.31            765        0.08         3,995         0.39       $12.250      $11.375
April 30, 1994........        3,131     0.30        (20,759)      (1.98)      (17,628)       (1.68)      $14.000      $11.875
January 31, 1994......        3,150     0.30          1,720        0.16         4,870         0.46       $14.125      $13.000
                            -------    -----       --------      ------      --------       ------
                            $12,776    $1.22       $(31,093)     $(2.96)     $(18,317)      $(1.74)
                            =======    =====       ========      ======      ========       ======

Financial Highlights                  ACM Municipal Securities Income Fund, Inc.
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Period.

                                                                                                             April 23, 1993*
                                                                                                                    to
                                                                             1995              1994          October 31, 1993
                                                                            ------            ------         ----------------
Net asset value, beginning of period..............................          $11.57            $14.66              $13.98(a)
                                                                            ------            ------              ------
Income From Investment Operations
---------------------------------
Net investment income.............................................            1.17              1.21                0.50
Net realized and unrealized gain (loss) on investments............            1.11             (2.96)               0.74
                                                                            ------            ------              ------
Net increase (decrease) in net asset value
   from operations................................................            2.28             (1.75)               1.24
                                                                            ------            ------              ------
Less: Dividends And Distributions
---------------------------------
Dividends from net investment income:
   Paid to Common Stock shareholders..............................           (0.90)            (0.90)              (0.30)
   Common Stock equivalent of dividends
      paid to Preferred Stock shareholders........................           (0.36)            (0.31)              (0.08)
Distributions from realized capital gains:
   Paid to Common Stock shareholders..............................             -0-             (0.11)                -0-
   Common Stock equivalent of distributions
      paid to Preferred Stock shareholders........................             -0-             (0.02)                -0-
                                                                            ------            ------              ------
Total dividends and distributions.................................           (1.26)            (1.34)              (0.38)
                                                                            ------            ------              ------
Preferred Stock offering costs and underwriting discounts.........             -0-               -0-               (0.18)
                                                                            ------            ------              ------
Net asset value, end of period....................................          $12.59            $11.57              $14.66
                                                                            ------            ------              ------
Market value, end of period.......................................          $12.00            $10.25              $14.25
                                                                            ======            ======              ======
Total Investment Return
-----------------------
Total investment return based on:(b)
   Market value...................................................           26.65%           (21.99)%              3.42%
   Net asset value................................................           17.71%           (14.41)%              6.39%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).........................        $222,488          $211,597            $244,069
Ratio of expenses to average net assets(d)........................            0.84%             0.77%               0.81%(c)
Ratio of net investment income to average net assets(d)...........            5.77%             5.58%               4.95%(c)
Portfolio turnover rate...........................................             222%              116%                 79%

--------------------------------------------------------------------------------
  * Commencement of operations.

(a) Net of offering costs of $.09.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.

Report Of Ernst & Young LLP
Independent Auditors                  ACM Municipal Securities Income Fund, Inc.
================================================================================

To the Shareholders and Board of Directors
ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

New York, New York
December 5, 1995

--------------------------------------------------------------------------------

Federal Income Tax Information (unaudited)

In accordance with Federal requirements, the Fund designates substantially all the dividends paid from investment income--net during the fiscal year ended October 31, 1995 as "exempt-interest dividends."

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for 1995 calendar year, early in 1996.

Additional Information                ACM Municipal Securities Income Fund, Inc.
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Keenan, a Senior Vice President of the Fund.

--------------------------------------------------------------------------------

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Municipal Securities Income Fund, Inc. was held on Thursday, May 25, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                Shares                Shares Voted
                                                                              Voted For             Without Authority
---------------------------------------------------------------------------------------------------------------------
1. To elect directors:                 James R. Greene                        9,697,360                 264,269

                                       Clifford L. Michel                     9,709,749                 251,880
                                                                     Shares        Shares Voted       Shares Voted
                                                                    Voted For         Against            Abstain
---------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the Fund's
fiscal year ending October 31, 1995:                               9,699,809          121,756           140,064

                                      ACM Municipal Securities Income Fund, Inc.
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President     Dr. James M. Hester
Ruth Block                                 Hon. James D. Hodgson
David H. Dievler                           Clifford L. Michel
James R. Greene                            Robert C. White


OFFICERS
Susan P. Keenan, Senior Vice President     Edmund P. Bergen, Jr., Secretary
David U. Dowden, Vice President            Mark D. Gersten, Treasurer & Chief
William E. Oliver, Vice President           Financial Officer
                                           Joseph J. Mantineo, Controller


ADMINISTRATOR                              PREFERRED STOCK:
Alliance Capital Management L.P.           DIVIDEND PAYING AGENT,
1345 Avenue of the Americas                TRANSFER AGENT AND REGISTRAR
New York, NY 10105                         IBJ Schroder Bank & Trust Company
                                           One State Street
                                           New York, NY 10004

SUB-ADMINISTRATOR                          INDEPENDENT AUDITORS
Prudential Mutual Fund Management, Inc.    Ernst & Young LLP
One Seaport Plaza                          787 Seventh Avenue
New York, NY 10292                         New York, NY 10019


COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Municipal Securities Income Fund, Inc.
Summary of General Information

The Fund

ACM Municipal Securities Income Fund, Inc. is a closed-end management investment company designed to obtain the highest level of current tax exempt income, consistent with what the Fund's investment adviser considers to be prudent investment risk, that is available from a portfolio of high-quality municipal debt securities.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-247-4154.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, State Street Bank & Trust Company P.O. Box 8200, Boston, MA 02266-8200 or call 1-800-426-5523.


ACM Municipal Securities Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

 [LOGO OF ALLIANCE CAPITAL /(R)/ APPEARS HERE]


/(R)/These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR


                                      ACM
                         ----------------------------
                                   Municipal
                         ----------------------------
                                  Securities
                         ----------------------------
                                  Income Fund
                         ----------------------------

                                     Annual Report
                                     October 31, 1995


[LOGO OF ALLIANCE /(R)/ MUTUAL FUNDS WITHOUT THE MYSTERY./SM/ APPEARS HERE]